UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2014

MASSACHUSETTS INVESTORS TRUST

MIT-ANN

MASSACHUSETTS INVESTORS TRUST

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.0%
Danaher Corp.	2.8%
Visa, Inc., “A”	2.6%
EMC Corp.	2.2%
Johnson & Johnson	2.1%
Procter & Gamble Co.	2.1%
Wells Fargo & Co.	2.1%
Walt Disney Co.	2.0%
United Technologies Corp.	2.0%
American Express Co.	1.9%

Equity sectors
Financial Services	19.6%
Health Care	14.3%
Technology	10.7%
Industrial Goods & Services	9.6%
Consumer Staples	8.1%
Leisure	8.0%
Retailing	7.7%
Energy	6.0%
Special Products & Services	4.4%
Basic Materials	3.8%
Utilities & Communications	3.6%
Transportation	2.2%
Autos & Housing	1.6%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Class A shares of the Massachusetts Investors Trust (“fund”) provided a total return of 10.99%, at net asset value. This compares with a return of 13.69% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The combination of weak stock selection and an underweight position in the technology sector was a negative factor for performance relative to the S&P 500 Index. Within this sector, the fund’s underweight position in computer and personal electronics maker Apple, and not holding shares of strong-performing computer electronic components manufacturer Intel and computer and software provider Microsoft, weighed on relative results as all three stocks outperformed the benchmark during the period. The fund’s overweight position in poor-performing internet search giant Google also hurt relative performance. Shares of Google missed analysts’ estimates for both revenue and income for the last four quarters. The company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search, and regulatory anti-trust rulings in the European Union.

Management Review – continued

Weak stock selection in the consumer staples sector was another detractor from relative returns, led by the fund’s holdings of international food producer Danone (b) (France) and alcoholic beverage producer Diageo (b) (United Kingdom). Shares of Diageo declined due to the company’s slower sales growth in the emerging markets and North America.

Stock selection in both the health care and basic materials sectors also detracted from relative results. However, there were no individual stocks within either sector that were among the fund’s largest relative detractors during the period.

Elsewhere, the fund’s overweight positions in independent energy company Noble Energy, construction engineering firm Fluor Corp., and oil and gas equipment company Cameron International held back relative performance. Shares of these oil-sensitive companies declined during the period primarily due to a significant decrease in oil prices during the period. Additionally, an overweight position in poor-performing aerospace and defense parts maker Precision Castparts lowered relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Strong stock selection in both the leisure and autos & housing sectors benefited relative performance during the period. Within the leisure sector, the fund’s overweight position in media company Time Warner boosted relative returns as its stock price rose on the back of solid revenue growth. Within autos & housing, the fund’s overweight position in strong-performing paint company Sherwin-Williams aided relative results. The company beat market expectations due to strong volume trends across all segments which were the primary drivers behind the stock’s outperformance.

Stocks in other sectors that benefited relative performance included the fund’s overweight positions in medical equipment manufacturer Covidien, computer products and services provider Hewlett-Packard, and women’s apparel holding company L Brands (h) as all three stocks posted strong performance during the period. Shares of Covidien skyrocketed during the middle of the period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium. The fund’s underweight positions in poor-performing energy companies Exxon Mobil (h) and Chevron (h), and avoiding shares of weak-performing diversified

Management Review – continued

industrial company General Electric, internet retailer Amazon.com and diversified technology products and services company International Business Machines (IBM), supported relative returns.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolios managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 12/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	10.99%	13.80%	8.20%	N/A
B	9/07/93	10.13%	12.96%	7.45%	N/A
C	7/01/96	10.19%	12.96%	7.46%	N/A
I	1/02/97	11.27%	14.10%	8.54%	N/A
R1	4/01/05	10.16%	12.95%	N/A	7.79%
R2	10/31/03	10.68%	13.53%	7.94%	N/A
R3	4/01/05	10.97%	13.81%	N/A	8.60%
R4	4/01/05	11.28%	14.09%	N/A	8.88%
R5	6/01/12	11.36%	N/A	N/A	21.89%
529A	7/31/02	10.96%	13.72%	8.06%	N/A
529B	7/31/02	10.14%	12.89%	7.32%	N/A
529C	7/31/02	10.16%	12.91%	7.33%	N/A
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		4.61%	12.46%	7.57%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		6.13%	12.71%	7.45%	N/A
C With CDSC (1% for 12 months) (v)		9.19%	12.96%	7.46%	N/A
529A With initial Sales Charge (5.75%)		4.58%	12.38%	7.43%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		6.14%	12.64%	7.32%	N/A
529C With CDSC (1% for 12 months) (v)		9.16%	12.91%	7.33%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

July 1, 2014 through December 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
A	Actual	0.71%	$1,000.00	$1,057.15	$3.68
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
B	Actual	1.48%	$1,000.00	$1,052.97	$7.66
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
C	Actual	1.48%	$1,000.00	$1,053.31	$7.66
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
I	Actual	0.48%	$1,000.00	$1,058.46	$2.49
	Hypothetical (h)	0.48%	$1,000.00	$1,022.79	$2.45
R1	Actual	1.48%	$1,000.00	$1,053.14	$7.66
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
R2	Actual	0.98%	$1,000.00	$1,055.67	$5.08
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R3	Actual	0.73%	$1,000.00	$1,056.99	$3.78
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R4	Actual	0.48%	$1,000.00	$1,058.50	$2.49
	Hypothetical (h)	0.48%	$1,000.00	$1,022.79	$2.45
R5	Actual	0.38%	$1,000.00	$1,058.71	$1.97
	Hypothetical (h)	0.38%	$1,000.00	$1,023.29	$1.94
529A	Actual	0.75%	$1,000.00	$1,057.05	$3.89
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
529B	Actual	1.51%	$1,000.00	$1,052.87	$7.81
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68
529C	Actual	1.53%	$1,000.00	$1,053.34	$7.92
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.02%, 0.03%, and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Aerospace - 5.0%
Honeywell International, Inc.	1,240,450	$123,945,764
Precision Castparts Corp.	418,816	100,884,398
United Technologies Corp.	1,290,393	148,395,195

		$373,225,357
Alcoholic Beverages - 1.7%
Diageo PLC	1,820,207	$52,205,629
Pernod Ricard S.A.	691,853	76,710,556

		$128,916,185
Apparel Manufacturers - 2.4%
LVMH Moet Hennessy Louis Vuitton S.A.	370,531	$58,593,576
NIKE, Inc., “B”	478,976	46,053,542
VF Corp.	956,764	71,661,624

		$176,308,742
Automotive - 0.5%
Delphi Automotive PLC	486,450	$35,374,644

Broadcasting - 5.1%
Time Warner, Inc.	1,526,335	$130,379,536
Twenty-First Century Fox, Inc.	2,458,420	94,415,620
Walt Disney Co.	1,615,012	152,117,980

		$376,913,136
Brokerage & Asset Managers - 2.9%
BlackRock, Inc.	333,313	$119,179,396
Franklin Resources, Inc.	473,062	26,193,443
NASDAQ OMX Group, Inc.	1,508,666	72,355,621

		$217,728,460
Business Services - 4.5%
Accenture PLC, “A”	1,276,487	$114,003,054
Cognizant Technology Solutions Corp., “A” (a)	2,152,884	113,370,871
Fidelity National Information Services, Inc.	1,653,682	102,859,020

		$330,232,945
Cable TV - 1.8%
Comcast Corp., “A”	2,342,002	$135,859,536

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 1.1%
Citrix Systems, Inc. (a)	803,010	$51,232,038
Oracle Corp.	737,018	33,143,699

		$84,375,737
Computer Software - Systems - 4.2%
Apple, Inc.	711,508	$78,536,253
EMC Corp.	5,444,780	161,927,757
Hewlett-Packard Co.	1,864,294	74,814,118

		$315,278,128
Construction - 1.1%
Sherwin-Williams Co.	319,094	$83,934,486

Consumer Products - 3.8%
Colgate-Palmolive Co.	891,825	$61,705,372
Newell Rubbermaid, Inc.	1,696,717	64,627,950
Procter & Gamble Co.	1,715,436	156,259,065

		$282,592,387
Containers - 1.2%
Crown Holdings, Inc. (a)	1,683,580	$85,694,222

Electrical Equipment - 3.9%
Danaher Corp.	2,453,083	$210,253,744
W.W. Grainger, Inc.	311,648	79,435,959

		$289,689,703
Electronics - 2.4%
Altera Corp.	2,209,113	$81,604,634
Microchip Technology, Inc.	2,188,363	98,717,055

		$180,321,689
Energy - Independent - 3.2%
EOG Resources, Inc.	1,169,780	$107,701,645
Noble Energy, Inc.	1,484,445	70,407,226
Occidental Petroleum Corp.	716,460	57,753,841

		$235,862,712
Engineering - Construction - 0.6%
Fluor Corp.	757,920	$45,952,690

Food & Beverages - 2.5%
Danone S.A.	1,141,544	$75,098,175
General Mills, Inc.	550,020	29,332,567

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Mondelez International, Inc.	2,317,620	$84,187,547

		$188,618,289
General Merchandise - 2.1%
Kohl’s Corp.	1,208,450	$73,763,788
Target Corp.	1,111,158	84,348,004

		$158,111,792
Insurance - 0.9%
ACE Ltd.	553,873	$63,628,930

Internet - 2.9%
Google, Inc., “A” (a)	222,032	$117,823,501
Google, Inc., “C” (a)	177,779	93,582,866

		$211,406,367
Major Banks - 9.9%
Bank of America Corp.	5,588,310	$99,974,866
Goldman Sachs Group, Inc.	712,966	138,194,200
JPMorgan Chase & Co.	3,559,010	222,722,846
Morgan Stanley	1,792,810	69,561,028
State Street Corp.	588,720	46,214,520
Wells Fargo & Co.	2,830,366	155,160,664

		$731,828,124
Medical & Health Technology & Services - 0.9%
McKesson Corp.	336,838	$69,920,832

Medical Equipment - 5.3%
Abbott Laboratories	1,524,223	$68,620,519
Covidien PLC	736,126	75,290,967
St. Jude Medical, Inc.	808,211	52,557,961
Stryker Corp.	728,836	68,751,100
Thermo Fisher Scientific, Inc.	1,007,068	126,175,550

		$391,396,097
Oil Services - 2.8%
Cameron International Corp. (a)	1,182,580	$59,069,871
National Oilwell Varco, Inc.	770,630	50,499,384
Schlumberger Ltd.	1,134,889	96,930,869

		$206,500,124
Other Banks & Diversified Financials - 6.0%
American Express Co.	1,498,951	$139,462,401
MasterCard, Inc., “A”	1,318,810	113,628,670

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Visa, Inc., “A”	722,289	$189,384,176

		$442,475,247
Pharmaceuticals - 8.1%
AbbVie, Inc.	1,102,571	$72,152,246
Actavis PLC (a)	171,368	44,111,837
Bristol-Myers Squibb Co.	1,162,677	68,632,823
Eli Lilly & Co.	521,657	35,989,116
Endo International PLC (a)	998,300	71,997,396
Johnson & Johnson	1,497,308	156,573,497
Pfizer, Inc.	1,316,724	41,015,953
Valeant Pharmaceuticals International, Inc. (a)	788,260	112,807,889

		$603,280,757
Railroad & Shipping - 1.3%
Canadian National Railway Co.	1,437,430	$99,053,301

Restaurants - 1.1%
McDonald’s Corp.	866,291	$81,171,467

Specialty Chemicals - 2.6%
FMC Corp.	152,037	$8,670,670
Linde AG	289,663	54,048,144
Praxair, Inc.	463,374	60,034,735
W.R. Grace & Co. (a)	753,169	71,844,791

		$194,598,340
Specialty Stores - 3.2%
Bed Bath & Beyond, Inc. (a)	1,279,286	$97,443,215
Hermes International (l)	3,187	1,136,876
L Brands, Inc.	759,972	65,775,577
Ross Stores, Inc.	803,452	75,733,386

		$240,089,054
Telecommunications - Wireless - 1.8%
American Tower Corp., REIT	1,342,220	$132,678,447

Trucking - 0.9%
United Parcel Service, Inc., “B”	565,860	$62,906,656

Utilities - Electric Power - 1.6%
American Electric Power Co., Inc.	851,025	$51,674,238
CMS Energy Corp.	1,850,768	64,314,188

		$115,988,426
Total Common Stocks (Identified Cost, $5,021,867,851)		$7,371,913,009

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.3%
Issuer	Shares/Par	Value ($)
Utilities - Electric Power - 0.3%
Exelon Corp., 6.5% (Identified Cost, $18,761,929)	370,851	$19,469,677

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	39,071,156	$39,071,156

Collateral for Securities Loaned - 0.0%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	1,165,511	$1,165,511
Total Investments (Identified Cost, $5,080,866,447)		$7,431,619,353

Other Assets, Less Liabilities - (0.1)%		(8,186,727)
Net Assets - 100.0%		$7,423,432,626

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,041,795,291)	$7,392,548,197
Underlying affiliated funds, at cost and value	39,071,156
Total investments, at value, including $1,106,289 of securities on loan (identified cost, $5,080,866,447)	$7,431,619,353
Cash	263,389
Receivables for
Fund shares sold	8,794,393
Interest and dividends	7,830,207
Receivable from distributor	64,739
Other assets	306,827
Total assets	$7,448,878,908
Liabilities
Payable to custodian	$812,308
Payables for
Investments purchased	193
Fund shares reacquired	20,976,456
Collateral for securities loaned, at value	1,165,511
Payable to affiliates
Investment adviser	139,645
Shareholder servicing costs	1,913,551
Program manager fees	26
Payable for independent Trustees’ compensation	147,853
Accrued expenses and other liabilities	290,739
Total liabilities	$25,446,282
Net assets	$7,423,432,626
Net assets consist of
Paid-in capital	$5,038,295,713
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,351,007,906
Accumulated net realized gain (loss) on investments and foreign currency	23,659,793
Undistributed net investment income	10,469,214
Net assets	$7,423,432,626
Shares of beneficial interest outstanding	260,772,392

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,422,329,869	118,733,234	$28.82
Class B	96,750,308	3,439,026	28.13
Class C	301,874,057	10,887,813	27.73
Class I	2,822,534,850	100,212,003	28.17
Class R1	9,802,506	355,396	27.58
Class R2	208,073,841	7,500,578	27.74
Class R3	390,208,760	13,637,835	28.61
Class R4	94,154,306	3,244,489	29.02
Class R5	68,710,803	2,437,979	28.18
Class 529A	5,947,443	210,298	28.28
Class 529B	363,161	13,435	27.03
Class 529C	2,682,722	100,306	26.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $30.58 [100 / 94.25 x $28.82] and $30.01 [100 / 94.25 x $28.28], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$118,665,711
Interest	741,518
Dividends from underlying affiliated funds	70,861
Foreign taxes withheld	(2,103,894)
Total investment income	$117,374,196
Expenses
Management fee	$23,082,273
Distribution and service fees	14,249,448
Program manager fees	8,241
Shareholder servicing costs	8,046,525
Administrative services fee	547,017
Independent Trustees’ compensation	109,148
Custodian fee	249,026
Shareholder communications	532,917
Audit and tax fees	59,227
Legal fees	61,645
Miscellaneous	420,283
Total expenses	$47,365,750
Fees paid indirectly	(188)
Reduction of expenses by investment adviser and distributor	(604,383)
Net expenses	$46,761,179
Net investment income	$70,613,017
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$434,697,530
Foreign currency	(35,507)
Net realized gain (loss) on investments and foreign currency	$434,662,023
Change in unrealized appreciation (depreciation)
Investments	$242,915,764
Translation of assets and liabilities in foreign currencies	7,745
Net unrealized gain (loss) on investments and foreign currency translation	$242,923,509
Net realized and unrealized gain (loss) on investments and foreign currency	$677,585,532
Change in net assets from operations	$748,198,549

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2014	2013
Change in net assets
From operations
Net investment income	$70,613,017	$58,153,723
Net realized gain (loss) on investments and foreign currency	434,662,023	140,019,367
Net unrealized gain (loss) on investments and foreign currency translation	242,923,509	1,310,751,347
Change in net assets from operations	$748,198,549	$1,508,924,437
Distributions declared to shareholders
From net investment income	$(63,900,343)	$(54,465,476)
From net realized gain on investments	(417,648,223)	(89,002,044)
Total distributions declared to shareholders	$(481,548,566)	$(143,467,520)
Change in net assets from fund share transactions	$470,635,484	$1,517,629,284
Total change in net assets	$737,285,467	$2,883,086,201
Net assets
At beginning of period	6,686,147,159	3,803,060,958
At end of period (including undistributed net investment income of $10,469,214 and $3,792,047, respectively)	$7,423,432,626	$6,686,147,159

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.72	$21.48	$18.68	$19.22	$17.37
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.25	$0.25	$0.18	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	6.57	3.32	(0.53)	1.83
Total from investment operations	$3.02	$6.82	$3.57	$(0.35)	$1.98
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.27)	$(0.19)	$(0.13)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.92)	$(0.58)	$(0.77)	$(0.19)	$(0.13)
Net asset value, end of period (x)	$28.82	$27.72	$21.48	$18.68	$19.22
Total return (%) (r)(s)(t)(x)	10.99	31.90	19.15	(1.83)	11.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.77	0.78	0.90
Expenses after expense reductions (f)	0.71	0.70	0.77	0.78	0.90
Net investment income	0.97	1.02	1.22	0.95	0.88
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$3,422,330	$3,226,357	$2,530,738	$2,326,235	$2,607,530

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.11	$21.03	$18.30	$18.81	$17.01
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.09	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.67	6.42	3.24	(0.51)	1.77
Total from investment operations	$2.73	$6.48	$3.33	$(0.47)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.10)	$(0.04)	$(0.01)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.71)	$(0.40)	$(0.60)	$(0.04)	$(0.01)
Net asset value, end of period (x)	$28.13	$27.11	$21.03	$18.30	$18.81
Total return (%) (r)(s)(t)(x)	10.13	30.90	18.24	(2.52)	10.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Expenses after expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Net investment income	0.20	0.25	0.46	0.19	0.22
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$96,750	$101,260	$90,502	$96,836	$130,907

Class C	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.74	$20.76	$18.08	$18.60	$16.83
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.09	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.65	6.33	3.21	(0.51)	1.75
Total from investment operations	$2.71	$6.39	$3.30	$(0.47)	$1.79
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.12)	$(0.05)	$(0.02)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.72)	$(0.41)	$(0.62)	$(0.05)	$(0.02)
Net asset value, end of period (x)	$27.73	$26.74	$20.76	$18.08	$18.60
Total return (%) (r)(s)(t)(x)	10.19	30.87	18.26	(2.53)	10.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Expenses after expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Net investment income	0.20	0.25	0.47	0.20	0.23
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$301,874	$280,686	$208,695	$189,970	$206,646

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.13	$21.04	$18.31	$18.84	$17.03
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.30	$0.23	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	2.69	6.42	3.25	(0.52)	1.80
Total from investment operations	$3.03	$6.74	$3.55	$(0.29)	$2.01
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.28)	$(0.32)	$(0.24)	$(0.20)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.99)	$(0.65)	$(0.82)	$(0.24)	$(0.20)
Net asset value, end of period (x)	$28.17	$27.13	$21.04	$18.31	$18.84
Total return (%) (r)(s)(x)	11.27	32.17	19.47	(1.55)	11.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.52	0.53	0.55
Expenses after expense reductions (f)	0.47	0.47	0.52	0.53	0.55
Net investment income	1.21	1.29	1.47	1.21	1.24
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$2,822,535	$2,291,001	$402,328	$99,977	$81,328

Class R1	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.61	$20.66	$17.94	$18.46	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.11	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.63	6.30	3.16	(0.50)	1.74
Total from investment operations	$2.69	$6.36	$3.27	$(0.46)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.05)	$(0.06)	$(0.03)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.72)	$(0.41)	$(0.55)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$27.58	$26.61	$20.66	$17.94	$18.46
Total return (%) (r)(s)(x)	10.16	30.85	18.25	(2.52)	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Expenses after expense reductions (f)	1.47	1.47	1.52	1.53	1.55
Net investment income	0.20	0.25	0.53	0.20	0.23
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$9,803	$9,351	$7,902	$18,699	$19,375

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.75	$20.75	$18.07	$18.61	$16.83
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.20	$0.13	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.65	6.35	3.20	(0.51)	1.76
Total from investment operations	$2.84	$6.53	$3.40	$(0.38)	$1.89
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)	$(0.22)	$(0.16)	$(0.11)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.85)	$(0.53)	$(0.72)	$(0.16)	$(0.11)
Net asset value, end of period (x)	$27.74	$26.75	$20.75	$18.07	$18.61
Total return (%) (r)(s)(x)	10.68	31.56	18.86	(2.09)	11.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.97	1.02	1.03	1.05
Expenses after expense reductions (f)	0.97	0.97	1.02	1.03	1.05
Net investment income	0.70	0.75	0.98	0.70	0.74
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$208,074	$212,274	$148,990	$124,443	$98,894

Class R3	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.53	$21.34	$18.56	$19.10	$17.28
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.25	$0.25	$0.18	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	6.52	3.30	(0.52)	1.80
Total from investment operations	$3.00	$6.77	$3.55	$(0.34)	$1.99
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.27)	$(0.20)	$(0.17)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.92)	$(0.58)	$(0.77)	$(0.20)	$(0.17)
Net asset value, end of period (x)	$28.61	$27.53	$21.34	$18.56	$19.10
Total return (%) (r)(s)(x)	10.97	31.86	19.18	(1.81)	11.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.77	0.78	0.79
Expenses after expense reductions (f)	0.72	0.72	0.77	0.78	0.79
Net investment income	0.95	1.00	1.22	0.96	1.05
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$390,209	$402,930	$300,611	$229,581	$156,221

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.89	$21.61	$18.79	$19.33	$17.47
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.31	$0.31	$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	2.77	6.61	3.33	(0.53)	1.82
Total from investment operations	$3.12	$6.92	$3.64	$(0.30)	$2.06
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.32)	$(0.24)	$(0.20)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.99)	$(0.64)	$(0.82)	$(0.24)	$(0.20)
Net asset value, end of period (x)	$29.02	$27.89	$21.61	$18.79	$19.33
Total return (%) (r)(s)(x)	11.28	32.17	19.44	(1.56)	11.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.52	0.53	0.54
Expenses after expense reductions (f)	0.47	0.47	0.52	0.53	0.54
Net investment income	1.21	1.26	1.47	1.21	1.32
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$94,154	$113,010	$107,154	$84,603	$12,374

Class R5	Years ended 12/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$27.14	$21.04	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.32	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	6.44	2.38	(g)
Total from investment operations	$3.06	$6.76	$2.55
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$(0.22)
From net realized gain on investments	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(2.02)	$(0.66)	$(0.72)
Net asset value, end of period (x)	$28.18	$27.14	$21.04
Total return (%) (r)(s)(x)	11.36	32.28	13.28	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.38	0.39	0.43	(a)
Expenses after expense reductions (f)	0.38	0.39	0.43	(a)
Net investment income	1.29	1.23	1.42	(a)
Portfolio turnover	18	19	30
Net assets at end of period (000 omitted)	$68,711	$41,186	$113

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.24	$21.12	$18.38	$18.91	$17.11
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24	$0.24	$0.17	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	6.46	3.26	(0.52)	1.78
Total from investment operations	$2.96	$6.70	$3.50	$(0.35)	$1.92
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.26)	$(0.18)	$(0.12)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.92)	$(0.58)	$(0.76)	$(0.18)	$(0.12)
Net asset value, end of period (x)	$28.28	$27.24	$21.12	$18.38	$18.91
Total return (%) (r)(s)(t)(x)	10.96	31.86	19.10	(1.87)	11.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.87	0.88	1.00
Expenses after expense reductions (f)	0.74	0.73	0.82	0.85	1.00
Net investment income	0.94	0.99	1.17	0.87	0.78
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$5,947	$4,897	$3,400	$2,585	$2,620

Class 529B	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.12	$20.29	$17.69	$18.20	$16.47
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.08	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.58	6.19	3.14	(0.50)	1.72
Total from investment operations	$2.63	$6.24	$3.22	$(0.48)	$1.74
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.12)	$(0.03)	$(0.01)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.72)	$(0.41)	$(0.62)	$(0.03)	$(0.01)
Net asset value, end of period (x)	$27.03	$26.12	$20.29	$17.69	$18.20
Total return (%) (r)(s)(t)(x)	10.14	30.80	18.20	(2.64)	10.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.62	1.63	1.65
Expenses after expense reductions (f)	1.50	1.51	1.57	1.60	1.65
Net investment income	0.18	0.22	0.41	0.12	0.12
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$363	$350	$280	$255	$356

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.85	$20.07	$17.51	$18.04	$16.33
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.08	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.57	6.13	3.10	(0.49)	1.72
Total from investment operations	$2.61	$6.18	$3.18	$(0.47)	$1.74
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.12)	$(0.06)	$(0.03)
From net realized gain on investments	(1.68)	(0.37)	(0.50)	—	—
Total distributions declared to shareholders	$(1.71)	$(0.40)	$(0.62)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$26.75	$25.85	$20.07	$17.51	$18.04
Total return (%) (r)(s)(t)(x)	10.16	30.84	18.19	(2.65)	10.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.62	1.63	1.65
Expenses after expense reductions (f)	1.52	1.52	1.57	1.60	1.65
Net investment income	0.16	0.20	0.42	0.13	0.15
Portfolio turnover	18	19	30	21	22
Net assets at end of period (000 omitted)	$2,683	$2,845	$2,345	$1,899	$1,712

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C total returns for the year ended December 31, 2010 would have been lower by 0.21%. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C total returns for the year ended December 31, 2011 would have been lower by 0.11%.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,861,728,541	$—	$—	$6,861,728,541
Canada	211,861,190	—	—	211,861,190
France	1,136,875	210,402,307	—	211,539,182
Germany	54,048,144	—	—	54,048,144
United Kingdom	—	52,205,629	—	52,205,629
Mutual Funds	40,236,667	—	—	40,236,667
Total Investments	$7,169,011,417	$262,607,936	$—	$7,431,619,353

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $262,607,936 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On

Notes to Financial Statements – continued

loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $1,106,289 and a related liability of $1,165,511 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$129,269,003	$92,466,730
Long-term capital gains	352,279,563	51,000,790
Total distributions	$481,548,566	$143,467,520

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$5,084,595,714
Gross appreciation	2,402,145,827
Gross depreciation	(55,122,188)
Net unrealized appreciation (depreciation)	$2,347,023,639
Undistributed ordinary income	11,070,864
Undistributed long-term capital gain	26,887,524
Other temporary differences	154,886

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Class A	$27,801,923	$24,618,433	$190,792,534	$42,002,253
Class B	93,185	128,488	5,572,126	1,363,193
Class C	383,558	455,844	17,455,790	3,798,906
Class I	29,335,755	23,527,236	158,457,106	31,437,747
Class R1	12,031	13,933	569,575	130,063
Class R2	1,211,686	1,214,527	12,122,179	2,880,461
Class R3	3,254,832	3,021,707	22,931,189	5,301,008
Class R4	1,039,043	1,137,888	5,489,685	1,461,570
Class R5	718,718	307,470	3,753,097	518,525
Class 529A	46,478	36,770	325,692	64,210
Class 529B	524	464	21,316	4,786
Class 529C	2,610	2,716	157,934	39,322
Total	$63,900,343	$54,465,476	$417,648,223	$89,002,044

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $858,896 and $4,861 for the year ended December 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$8,199,639
Class B	0.75%	0.25%	1.00%	1.00%	965,457
Class C	0.75%	0.25%	1.00%	1.00%	2,874,625
Class R1	0.75%	0.25%	1.00%	1.00%	94,404
Class R2	0.25%	0.25%	0.50%	0.50%	1,057,958
Class R3	—	0.25%	0.25%	0.25%	1,013,885
Class 529A	—	0.25%	0.25%	0.22%	12,974
Class 529B	0.75%	0.25%	1.00%	0.98%	3,425
Class 529C	0.75%	0.25%	1.00%	1.00%	27,081
Total Distribution and Service Fees					$14,249,448

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended December 31, 2014, this rebate amounted to $582,145, $1,360, $2,916, $1,784, $75, and $48 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2014, were as follows:

Amount
Class A	$4,373
Class B	76,538
Class C	11,404
Class 529C	38

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on April 30, 2016, unless MFD elects to extend the waiver. For the year ended December 31, 2014, this waiver amounted to $4,120 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended December 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$5,190	$2,595
Class 529B	343	171
Class 529C	2,708	1,354
Total Program Manager Fees and Waivers	$8,241	$4,120

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2014, the fee was $1,235,612, which equated to 0.0177% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended December 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,810,913.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0078% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,570 and the Retirement Deferral plan resulted in an expense of $9,681. Both amounts are included in independent Trustees’ compensation for the year ended December 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $99,838 at December 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $48,003 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Offices Agreements) which

Notes to Financial Statements – continued

provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Offices Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Offices Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $32,018 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Offices Agreements in the amount of $11,935, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $1,351,569,935 and $1,257,610,776, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,332,403	$294,456,156	10,189,750	$252,850,560
Class B	356,178	9,877,627	461,492	11,135,457
Class C	1,004,357	27,512,907	1,438,431	34,190,433
Class I	25,466,085	708,648,121	88,980,905	2,090,966,681
Class R1	44,761	1,217,890	65,530	1,535,761
Class R2	960,049	26,199,975	1,931,578	45,758,958
Class R3	1,838,200	51,672,275	4,177,325	103,184,135
Class R4	668,538	19,259,555	717,683	17,631,231
Class R5	1,236,668	34,527,001	1,533,922	38,821,637
Class 529A	71,367	2,008,295	31,579	766,033
Class 529B	1,436	38,540	2,042	46,868
Class 529C	58,474	1,509,475	12,019	277,901
	42,038,516	$1,176,927,817	109,542,256	$2,597,165,655

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,467,554	$185,908,866	2,109,153	$55,614,585
Class B	191,196	5,367,009	54,601	1,417,456
Class C	541,086	14,970,323	138,174	3,540,018
Class I	6,628,425	186,215,725	2,111,583	54,359,740
Class R1	21,130	581,606	5,649	143,996
Class R2	468,441	12,962,491	156,525	3,990,162
Class R3	911,858	26,019,930	315,600	8,267,412
Class R4	221,712	6,412,159	97,015	2,564,206
Class R5	158,612	4,461,625	31,797	825,995
Class 529A	13,191	372,170	3,896	100,979
Class 529B	809	21,840	210	5,250
Class 529C	6,014	160,544	1,699	42,038
	15,630,028	$443,454,288	5,025,902	$130,871,837

Shares reacquired
Class A	(14,453,935)	$(412,404,805)	(13,726,237)	$(338,948,133)
Class B	(844,064)	(23,359,616)	(1,084,212)	(26,047,893)
Class C	(1,152,858)	(31,665,826)	(1,134,267)	(27,028,360)
Class I	(16,333,189)	(457,076,247)	(25,767,832)	(642,186,663)
Class R1	(61,866)	(1,691,354)	(102,381)	(2,425,463)
Class R2	(1,864,859)	(51,362,403)	(1,331,830)	(31,896,294)
Class R3	(3,749,190)	(106,782,233)	(3,944,747)	(95,841,595)
Class R4	(1,697,302)	(48,650,891)	(1,722,568)	(43,656,386)
Class R5	(474,797)	(13,246,382)	(53,607)	(1,406,388)
Class 529A	(54,059)	(1,520,053)	(16,693)	(408,844)
Class 529B	(2,200)	(58,260)	(2,673)	(62,443)
Class 529C	(74,244)	(1,928,551)	(20,495)	(499,746)
	(40,762,563)	$(1,149,746,621)	(48,907,542)	$(1,210,408,208)

Net change
Class A	2,346,022	$67,960,217	(1,427,334)	$(30,482,988)
Class B	(296,690)	(8,114,980)	(568,119)	(13,494,980)
Class C	392,585	10,817,404	442,338	10,702,091
Class I	15,761,321	437,787,599	65,324,656	1,503,139,758
Class R1	4,025	108,142	(31,202)	(745,706)
Class R2	(436,369)	(12,199,937)	756,273	17,852,826
Class R3	(999,132)	(29,090,028)	548,178	15,609,952
Class R4	(807,052)	(22,979,177)	(907,870)	(23,460,949)
Class R5	920,483	25,742,244	1,512,112	38,241,244
Class 529A	30,499	860,412	18,782	458,168
Class 529B	45	2,120	(421)	(10,325)
Class 529C	(9,756)	(258,532)	(6,777)	(179,807)
	16,905,981	$470,635,484	65,660,616	$1,517,629,284

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $25,492 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,898	552,626,462	(513,561,204)	39,071,156

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$70,861	$39,071,156

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees,

Trustees and Officers – continued

and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
T. Kevin Beatty Ted Maloney

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $425,339,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 73.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Mayanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2014 and 2013, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
Massachusetts Investors Trust	46,684	46,140

For the fiscal years ended December 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	6,615	6,537	1,527	1,920

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	1,686,271	1,589,808	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	1,697,751	1,613,085

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 13, 2015

*	Print name and title of each signing officer under his or her signature.